Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 4, 2018

to the Prospectus dated August 16, 2018

As of the date hereof, subject to applicable law, commingled investment vehicles advised by J.P. Morgan Private Investments Inc. or its affiliates (together, “J.P. Morgan”), that are available only to J.P. Morgan clients, are eligible to invest in the Funds. For purposes of the Prospectus disclosure, these commingled investment vehicles will be considered investors participating in a JPM Program.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2018-2